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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

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       Date of Report (Date of earliest event reported) August 22, 2005
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                         TIME LENDING, CALIFORNIA, INC.
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             (exact name of registrant as specified in its charter)

                                     Nevada
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                 (State or other jurisdiction of incorporation)

      333-59114                                            33-0730042
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Commission File Number                        IRS Employer Identification Number

 1040 E. Katella Avenue, Suite B1, Orange, California               92867
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                    (Address of principal executive offices)

       Registrant's telephone number, including area code: (714) 288-5901
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        Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (SEE General Instruction A.2. below):

        |_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

        |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

        |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

        |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 4.01     CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.
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On August 22, 2005, the Board of Directors of Time Lending, California, Inc.
(the "Registrant") accepted the resignation of Michael Johnson & Co., LLC ("Johnson") as its auditors. The Board of Directors of the Registrant accepted Johnson's resignation and approved the appointment of Jaspers + Hall, PC as its new auditors. The Registrant does not have an audit committee other than the members of the Board of Directors.

During the Registrant's fiscal years 2003-2004, and during the interim period from July 1, 2004 through the date August 22, 2005, there have been no past disagreements between the Registrant and Johnson, on any matter of accounting principles or practices, financial statement disclosure or auditing, scope or procedure.

The audit reports provided by the Registrant's auditors, Johnson, for the fiscal years ended June 30, 2003 and 2004 did not contain any adverse opinion or disclaimer of opinion nor was any report modified as to uncertainty, audit scope or accounting principles, except as follows:

Johnson report on the Registrant's financial statements for the fiscal year ended June 30, 2003, contained an explanatory paragraph stating that:

"The accompanying financial statements have been prepared assuming the Company will continue as a going concern. As discussed in Note 8, conditions exist which raise substantial doubt about the Company's ability to continue as a going concern unless it is able to generate sufficient cash flows to meet its obligations and sustain its operations. Management's plans in regard to these matters are also described in Note 7. The financial statements do not include any adjustments that might result from the outcome of this uncertainty."

During the two most recent fiscal years and through the date hereof, neither the Registrant nor any one on behalf of the Registrant has consulted with Jaspers + Hall, PC regarding the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Registrant's financial statements, or any other matters or reportable events required to be disclosed under Items 304 (a) (2) (i) and
(ii) of Regulation S-B.



ITEM 8.01        OTHER EVENTS.
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         On August 22, 2005, Time Lending, California, Inc., a Nevada
corporation (the "Registrant") commenced its private placement of 10 million shares of its Series A Convertible Preferred Stock ("Preferred Stock") in the principal amount of up to $5 million, at a purchase price of $.50 per share. Each share of Preferred Stock is convertible into shares of common stock of the Company as set forth in the Certificate of Designation.

The Preferred Stock is being offered by the Company to investors whom the Company had reasonable grounds to believe were "accredited investors" within the meaning of Rule 501 of Regulation D under the Securities Act of 1933, as amended (the "Securities Act"). Each certificate evidencing securities to be issued to the investors will include a legend to the effect that the securities are not registered under the Securities Act and cannot be resold absent registration or the availability of an applicable exemption from registration. The issuance of the Preferred Stock is exempt from the registration requirements of the Securities Act by reason of Section 4(2) of the Securities Act and the rules and regulations, including Regulation D thereunder, as transactions by an issuer not involving a public offering.

ITEM 9.01     FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS
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     (c)  Exhibits

     3.3  Certificate of Designation

     16.  Letter from Michael Johnson & Co., LLC to the SEC.


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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act or 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: August 22, 2005                    TIME LENDING, CALIFORNIA, INC.

                                          By: /s/ Michael P. Pope
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                                              Michael P. Pope
                                              President